Exhibit 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statements of SLM Holding Corporation and in the related Prospectuses of our report dated January 13, 1997, except as to the eighteenth and nineteenth paragraphs of Note 2, which is as of April 7, 1997, with respect to the consolidated financial statements of SLM Holding Corporation incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1997:


     Registration Statement Number                   Description
     -----------------------------                   -----------

              333-44425                      Form S-8, pertaining to the SLM
                                             Holding Corporation Employee Stock
                                             Option Plan and SLM Holding
                                             Corporation Directors Stock Plan.

              333-33577                      Form S-8, pertaining to SLM Holding
                                             Corporation's - Sallie Mae
                                             Employees' Thrift & Savings Plan.

              333-33575                      Form S-8 and Post-Effective
                                             Amendment No. 8 on Form S-8 to Form
                                             S-4, pertaining to SLM Holding
                                             Corporation's - Sallie Mae 1993 -
                                             1998 Stock Option Plan; Sallie Mae
                                             Board of Directors' Stock Option
                                             Plan; Sallie Mae Incentive
                                             Performance Plan; Sallie Mae Board
                                             of Directors' Restricted Stock
                                             Plan; Sallie Mae Employees' Stock
                                             Purchase Plan; Sallie Mae Directors
                                             Deferred Compensation Plan; and
                                             Sallie Mae Stock Compensation Plan.


Washington, D.C.                             /s/ Ernst & Young LLP
March 27, 1998